Exhibit 10.1

EXECUTION VERSION

CONSENT, WAIVER AND AMENDMENT NO. 12 TO CREDIT AGREEMENT

This CONSENT, WAIVER AND AMENDMENT NO. 12 TO CREDIT AGREEMENT (this “Amendment”), dated as of December [    ], 2015, among USMD HOLDINGS, INC., a Delaware corporation “Holdings”), UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C., Texas professional limited liability company, USMD INC., a Texas corporation, IMPEL MANAGEMENT SERVICES, L.L.C., a Texas limited liability company, IMPEL CONSULTING EXPERTS, L.L.C., a Texas limited liability company, MAT-RX DEVELOPMENT, L.L.C., a Texas limited liability company, USMD OF ARLINGTON GP, L.L.C., a Texas limited liability company, US LITHOTRIPSY, L.P., a Texas limited partnership (“US Lithotripsy”), USMD CANCER TREATMENT CENTERS, L.L.C., a Texas limited liability company, USMD CANCER TREATMENT CENTERS GP, L.L.C., Texas limited liability company, USMD PPM, LLC, a Texas limited liability company, USMD DIAGNOSTIC SERVICES, LLC, a Texas limited liability company, MAT-RX FORT WORTH GP, L.L.C., a Texas limited liability company, USMD ADMINISTRATIVE SERVICES, L.L.C., Texas limited liability company, USGP, LLC, a Texas limited liability company (“USGP”), LITHO GP, LLC, a Texas limited liability company (“Litho GP”), METRO I STONE MANAGEMENT, LTD., a Texas limited partnership (“Metro I”), USMD AFFILIATED SERVICES, a Texas not for profit corporation, MEDICAL CLINIC OF NORTH TEXAS PLLC, a Texas professional limited liability company, and USMD CTC (MO), LLC, a Missouri limited liability company (individually a “Borrower” and collectively, the “Borrowers”), the undersigned Lenders (as defined below), and SOUTHWEST BANK, a Texas state bank, as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the lenders party thereto (the “Lenders”), and the Administrative Agent are parties to that certain Credit Agreement dated as of August 31, 2012, as amended by that certain Amendment No. 1 to Credit Agreement dated as of February 28, 2013, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of September 13, 2013, as further amended by that certain Amendment No. 3 to Credit Agreement dated as of February 25, 2014, as further amended by that certain Waiver and Amendment No. 4 to Credit Agreement dated as of April 14, 2014, as further amended by that certain Amendment No. 5 to Credit Agreement dated as of September 23, 2014, as further amended by that certain Amendment No. 6 to Credit Agreement and Amendment No. 1 to Guarantee and Collateral Agreement, dated as of December 22, 2014, as further amended by that certain Amendment No. 7 to Credit Agreement, dated as of March 13, 2015, as further amended by that certain Amendment No. 8 to Credit Agreement dated as of April 29, 2015, as further amended by that certain Amendment No. 9 to Credit Agreement and Amendment No. 2 to Guarantee and Collateral Agreement dated as of August 11, 2015, as further amended by that certain Amendment No. 10 to Credit Agreement, dated as of September 18, 2015, as amended by that certain Amendment No. 11 to Credit Agreement, dated as of November 13, 2015 (as so amended, the “Credit Agreement”).

(2) USMD Inc., USGP, US Lithotripsy. and United Medical Systems (DE), Inc. (the “Purchaser”) have entered into a Securities Purchase Agreement, dated as of December [    ], 2015 (the “Securities Purchase Agreement”), pursuant to which USMD Inc. has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from USMD Inc., the Purchased Securities (as defined in the Securities Purchase Agreement) (the “Sale”).

(3) The Borrowers have requested that the Lenders and the Administrative Agent consent to the Sale and that the Credit Agreement be amended in the manner provided for in this Amendment.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2. Consent.

(a) Notwithstanding Sections 6.05 and 7.01(l) of the Credit Agreement, the Lender and the Administrative Agent hereby consent to (i) the Sale, (ii) the transfer by Metro I of its 27.694% limited partnership interest in Dallas Stone Management, L.P., a Texas limited partnership, to US Lithotripsy in accordance with Section 4.4(e) of the Securities Purchase Agreement, and (iii) the transfer by US Lithotripsy of its 60% limited partnership interest in Metro I to USMD Inc.

(b) Notwithstanding Section 6.09(a) of the Credit Agreement and Section 2 of the Subordination Agreement, the Lender and the Administrative Agent hereby consent to the payment in full of the Subordinated Debt owed to John House and Paul Thompson with Net Cash Proceeds from the Sale.

SECTION 3. Release of USGP, Litho GP, US Lithotripsy and Metro I.

(a) Effective as of the Effective Time (as defined in the Securities Purchase Agreement), the Lender and the Administrative Agent hereby (i) release USGP, Litho GP, US Lithotripsy and Metro I (collectively, the “Released Borrowers”) from all of their respective obligations under the Loan Documents, except for their obligations under this Amendment, (ii) release all Liens granted pursuant to the Loan Documents on the assets of the Released Borrowers, and (iii) release all Liens granted pursuant to the Loan Documents on the Equity Interests of the Released Borrowers.

(b) Effective as of the Effective Time, each of the Released Borrowers will no longer be a Borrower under the Credit Agreement or a guarantor or a grantor under the Guarantee and Collateral Agreement.

(c) Effective as of the Effective Time, the Released Parties and their designees are authorized to file the UCC financing statement amendments attached hereto as Annex B.

(d) After the occurrence of the Effective Time, the Administrative Agent agrees, at the expense of the Released Borrowers, to execute and deliver to the Released Borrowers, from time to time, such further releases, Uniform Commercial Code termination statements, and other documents as may be reasonably requested by the Released Borrowers to carry out the provisions and purposes of Sections 3(a) and 3(b) of this Amendment.

SECTION 4. Waiver. The Lender and the Administrative Agent agree to waive any mandatory prepayment of the Tranche A Term Loans required pursuant to Section 2.09(b) of the Credit Agreement solely as a result of the Sale.

SECTION 5. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Paragraph (b) of the definition of “Change of Control” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Holdings cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, or (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or”

(b) Section 6.02(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Guarantee Obligations incurred by the Borrowers (i) in respect of any Indebtedness of any of the Borrowers otherwise permitted by this Section 6.02, (ii) with respect to the CTC Entities, in an aggregate amount, for all such entities, not to exceed at any time outstanding $2,000,000 in excess of the amounts then owing under the guarantee of existing Indebtedness by CTC Entities identified on Schedule 6.02(d) to the Credit Agreement (provided that, for purposes of the calculations under this Section 6.02(c), the amounts used as the amounts then owing under the guarantee of existing Indebtedness by CTC Entities identified on Schedule 6.02(d), shall reduce as such guaranteed Indebtedness is paid or reduced [and not thereafter increase after such reduction] and shall in no event exceed $1,086,715), and (iii) with respect to the Hospital Entities, in an aggregate amount, for all such entities, not to exceed at any time outstanding $3,000,000 in excess of the amounts then owing under the guarantees of existing Indebtedness by Hospital Entities identified on Schedule 6.02(d) to the Credit Agreement (provided that, for purposes of the calculations under this Section 6.02(c), the amounts used as the amounts then owing under the guarantees of existing Indebtedness by Hospital Entities identified on Schedule 6.02(d), shall reduce as such guaranteed Indebtedness is paid or reduced [and not thereafter increase after such reduction] and shall in no event exceed the portion of the Indebtedness guaranteed by Hospital Entities under Schedule 6.02(d), paragraphs 1 and 2);”.

(c) Exhibit B (Form of Compliance Certificate) of the Credit Agreement is hereby amended and restated in its entirety in the form of Annex C hereto.

(d) Schedule 6.08(g) of the Credit Agreement is hereby amended and restated in its entirety in the form of Annex D hereto.

SECTION 6. Conditions to Effectiveness. This Amendment shall become effective when the Administrative Agent shall have received counterparts of this Amendment duly executed by all of the Borrowers. Notwithstanding the effectiveness of this Amendment, (i) Sections 2(a) and 3 hereof shall only become effective when the conditions precedent set forth in paragraphs (a), (b) and (c) below have been satisfied and (ii) Sections 2(b), 4 and 5 hereof shall only become effective when all of the following conditions precedent have been satisfied:

(a) Officers’ Certificate. The Administrative Agent shall have received a certificate of the Borrower Representative, on behalf of each Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying (i) that resolutions of the board of directors, board of managers or other appropriate governing body of each Borrower, previously certified and delivered to the Administrative Agent, authorize the execution, delivery and performance by such Borrower of this Amendment and each of the other documents required to be executed by such Borrower hereunder and such resolutions are in full force and effect and have not been amended or modified, (ii) the officers of each Borrower (A) who are authorized to sign this Amendment and the other documents required hereby and to which such Borrower is a party and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Amendment, the Credit Agreement and the other Loan Documents, (iii) specimen signatures of such authorized officers, and (iv) that the Organizational Documents of each Borrower most recently certified and delivered to the Administrative Agent, are in full force effect and have not been amended or modified. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower Representative.

(b) Securities Purchase Agreement and Related Documents. The Administrative Agent shall have received a correct and complete copy of the fully executed Securities Purchase Agreement (including all exhibits, schedules and amendments thereto) and correct and complete copies of the Indemnity Escrow Agreement (as defined in the Securities Purchase Agreement) and all other documents executed and delivered pursuant to the Securities Purchase Agreement, certified by the Borrower Representative.

(c) Fees and Expenses. The Administrative Agent shall have received evidence that the Borrowers shall have paid to the Administrative Agent all out-of-pocket fees and expenses of the Administrative Agent incurred in connection with this Amendment and the transactions contemplated hereby (including, to the extent invoiced, the out-of-pocket fees, disbursements and charges of counsel to the Administrative Agent).

(d) Other Documents. The Administrative Agent shall have received such other certificates, documents and agreements as the Administrative Agent may reasonably request.

SECTION 7. Representations and Warranties of the Borrowers. To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Administrative Agent and all of the Lenders as of the date hereof that:

(a) Existence; etc. Each Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the preamble of this Amendment.

(b) No Legal Bar. Each Borrower has the power, authority, and legal right to execute, deliver and perform its obligations under this Amendment and each other document or instrument required to be executed and delivered by it hereunder. The execution, delivery and performance by each Borrower of this Amendment and each other document or instrument required to be executed and delivered by such Borrower hereunder have been duly authorized by all necessary organizational action and do not and will not (i) contravene or violate any of the Organizational Documents of such Borrower, (ii) violate any Requirement of Law, (iii) violate any Contractual Obligation binding on or affecting such Borrower or any of its assets, (iv) violate any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, Lien, security interest or other charge, encumbrance or preferential arrangement of any nature (other than pursuant to the Security Documents) upon or with respect to any of the properties now owned or hereafter acquired by such Borrower.

(c) Approvals. No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance of this Amendment by any of the Borrowers.

(d) Enforceable Obligations. This Amendment has been duly executed and delivered by each Borrower. This Amendment constitutes a legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

(e) Security Documents. Except as provided in Section 3(a) above, the Security Documents constitute valid and perfected security interests and liens in and to the Collateral covered thereby with the priority required thereunder and secure the payment and performance of the Secured Obligations, and all action required to perfect fully such security interests and liens has been taken and completed, and the execution, delivery and performance of this Amendment do not adversely affect any such security interests and liens or the perfection or priority thereof.

(f) No Default. No Default or Event of Default has occurred and is continuing.

(g) Representations and Warranties. The representations and warranties made by each of the Borrowers in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties relate, by their terms, to a specific earlier date, in which case they shall be true and correct on and as of such earlier date).

(h) Guarantee Obligations in Respect of Released Borrowers and Lithotripsy Entities. Annex C hereto contains a correct and complete list of all Guarantee Obligations of the Borrowers (other than the Released Borrowers) with respect to Indebtedness (other than the Secured Obligations), leases and other obligations of the Released Borrowers.

SECTION 8. RELEASE; COVENANT NOT TO SUE; ACKNOWLEDGMENT. (a) EACH BORROWER (COLLECTIVELY, THE “RELEASING PARTIES”) HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER, AND ANY AND ALL RELATED PARTIES OF ANY OF THE ADMINISTRATIVE AGENT AND EACH LENDER (EACH A “RELEASED PARTY”), FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH OR AS A RESULT OF ANY OF THE OBLIGATIONS, THE CREDIT AGREEMENT, THIS AMENDMENT, OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH EACH RELEASING PARTY HAS HAD, NOW HAS OR HAS MADE CLAIM TO HAVE AGAINST ANY RELEASED PARTY FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN. IT IS THE INTENTION OF EACH RELEASING PARTY IN PROVIDING THIS RELEASE THAT THE SAME SHALL BE EFFECTIVE AS A BAR TO EACH AND EVERY CLAIM, DEMAND AND CAUSE OF ACTION SPECIFIED. EACH RELEASING PARTY ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION AND AGREE THAT THIS INSTRUMENT SHALL BE AND REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS. EACH RELEASING PARTY UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE RELEASE SET FORTH ABOVE MAY BE PLEADED AS A FULL AND COMPLETE DEFENSE AND MAY BE USED AS A BASIS FOR AN INJUNCTION AGAINST ANY ACTION, SUIT OR OTHER PROCEEDING WHICH MAY BE INSTITUTED, PROSECUTED OR ATTEMPTED IN BREACH OF THE PROVISIONS OF SUCH RELEASE.

(b) EACH RELEASING PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, AND OTHER LEGAL REPRESENTATIVES, HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY, COVENANTS AND AGREES WITH AND IN FAVOR OF EACH RELEASED PARTY THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASED PARTY ON THE BASIS OF ANY CLAIM, DEMAND OR CAUSE OF ACTION RELEASED, REMISED AND DISCHARGED BY SUCH RELEASING PARTY PURSUANT

TO THE ABOVE RELEASE. IF ANY RELEASING PARTY OR ANY OF ITS SUCCESSORS, ASSIGNS OR OTHER LEGAL REPRESENTATIVES VIOLATES THE FOREGOING COVENANT, SUCH RELEASING PARTY, FOR ITSELF AND ITS SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, AGREES TO PAY, IN ADDITION TO SUCH OTHER DAMAGES AS ANY RELEASED PARTY MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND COSTS INCURRED BY SUCH RELEASED PARTY AS A RESULT OF SUCH VIOLATION.

(c) EACH RELEASING PARTY REPRESENTS AND WARRANTS THAT THERE ARE NO LIABILITIES, CLAIMS, SUITS, DEBTS, LIENS, LOSSES, CAUSES OF ACTION, DEMANDS, RIGHTS, DAMAGES OR COSTS, OR EXPENSES OF ANY KIND, CHARACTER OR NATURE WHATSOEVER, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, WHICH SUCH RELEASING PARTY MAY HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PARTY ARISING UNDER, IN CONNECTION WITH, AND/OR WITH RESPECT TO THE OBLIGATIONS, THE CREDIT AGREEMENT, THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND EACH RELEASING PARTY FURTHER ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT DOES NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST ANY OF THE RELEASED PARTIES, EACH OF WHICH SUCH RELEASING PARTY HEREBY EXPRESSLY WAIVES.

SECTION 9. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended, modified or provided above, the Credit Agreement, and all other Loan Documents, are and shall continue to be in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed by each Borrower (other than the Released Borrowers), and each Borrower (other than the Released Borrowers) shall remain fully liable for the payment and performance of all of the Secured Obligations.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) This Amendment is a Loan Document in all respects and for all purposes.

SECTION 10. Further Assurances. Each Borrower agrees that it will, at such Borrower’s expense and upon the request of the Administrative Agent, duly execute and deliver, or cause to be duly executed and delivered, to the Administrative Agent such further documents and do and cause to be done such further acts as may be necessary or proper in the opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Amendment and each of the other Loan Documents.

SECTION 11. Costs and Expenses. The Borrowers jointly and severally agree to pay or reimburse the Administrative Agent on demand for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 12. Binding Agreement; Assignment. This Amendment shall be binding on the parties hereto and their respective successors and assigns; provided, however, that none of the Borrowers may assign or delegate any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender.

SECTION 13. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 14. Acknowledgment. Each Borrower hereby acknowledges that it has been advised by counsel in the negotiation, preparation, execution and delivery of this Amendment.

SECTION 15. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

SECTION 16. Time of the Essence. Time is of the essence of this Amendment and the other Loan Documents.

SECTION 17. Survival. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders or any closing will affect such representations and warranties or the right of the Administrative Agent or the Lenders to rely upon them.

SECTION 18. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

SECTION 19. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first above written.

ADMINISTRATIVE AGENT:

SOUTHWEST BANK, a Texas state bank, as Administrative Agent

By:	/s/ Josh Burleson
Name:	Josh Burleson
Title:	Senior Vice President

Signature Page

Consent, Waiver and Amendment No. 12 to Credit Agreement

LENDER:

SOUTHWEST BANK, a Texas state bank, as the sole Lender

By:	/s/ Josh Burleson
Name:	Josh Burleson
Title:	Senior Vice President

Signature Page

Consent, Waiver and Amendment No. 12 to Credit Agreement

BORROWERS:

USMD HOLDINGS, INC.

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

IMPEL MANAGEMENT SERVICES, L.L.C.

By:	USMD Holdings, Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

IMPEL CONSULTING EXPERTS, L.L.C.

By:	Impel Management Services, L.L.C., its sole member

By:	USMD Holdings, Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

Signature Page

Consent, Waiver and Amendment No. 12 to Credit Agreement

USMD INC.

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

MAT-RX DEVELOPMENT, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

MAT-RX FORT WORTH GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

Signature Page

Consent, Waiver and Amendment No. 12 to Credit Agreement

USMD OF ARLINGTON GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

USGP, LLC

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

US LITHOTRIPSY, L.P.

By:	USGP, LLC, its general partner

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

Signature Page

Consent, Waiver and Amendment No. 12 to Credit Agreement

LITHO GP, LLC

By:	US Lithotripsy, L.P., its sole member

By:	USGP, LLC, its general partner

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

METRO I STONE MANAGEMENT, LTD.

By:	Litho GP, LLC, its general partner

By:	US Lithotripsy, L.P., its sole member

By:	USGP, LLC, its general partner

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

USMD ADMINISTRATIVE SERVICES, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

Signature Page

Consent, Waiver and Amendment No. 12 to Credit Agreement

USMD DIAGNOSTIC SERVICES, LLC

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

USMD PPM, LLC

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

USMD CANCER TREATMENT CENTERS, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

Signature Page

Consent, Waiver and Amendment No. 12 to Credit Agreement

USMD CANCER TREATMENT CENTERS GP, L.L.C.

By:	USMD Cancer Treatment Centers, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

USMD AFFILIATED SERVICES

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

MEDICAL CLINIC OF NORTH TEXAS PLLC

By:	USMD Affiliated Services, its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

Signature Page

Consent, Waiver and Amendment No. 12 to Credit Agreement

UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C.

By:	USMD Affiliated Services, its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

USMD CTC (MO), LLC, a Missouri limited liability company

By:	USMD Cancer Treatment Centers, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

Signature Page

Consent, Waiver and Amendment No. 12 to Credit Agreement

ANNEX A

FORM OF COMPLIANCE CERTIFICATE

To:	Southwest Bank,

as Administrative Agent,

and the Lenders Parties to the

Credit Agreement Referred to Below

This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of August 31, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among USMD Holdings, Inc., a Delaware corporation, the other Borrowers party thereto, the Lenders party thereto and Southwest Bank, as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

The undersigned hereby certifies, on its behalf and on behalf of the Borrowers, that:

1. I am the duly elected                      of the Borrower Representative.

2. I have reviewed and am familiar with the contents of this Certificate.

3. I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made, or have caused to be made under my supervision, a detailed review of the transactions and condition of each Borrower during the accounting period covered by the financial statements attached hereto as Attachment 1 that are delivered on the date hereof pursuant to Section 5.01 of the Credit Agreement (the “Financial Statements”). [Except as set forth below], [s]uch review did not disclose, and I have no knowledge of (i) the existence of any condition or event that constitutes a Default or Event of Default during or at the end of the accounting period covered by the Financial Statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 4.01(b) of the Credit Agreement. To the best of my knowledge, each Borrower during the period covered by the Financial Statements has observed or performed all of its covenants and other agreements, and satisfied every condition contained in the Credit Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it.

5. Attached hereto as Attachment 2 are the financial data and computations showing (in reasonable detail) compliance by the Borrowers with the covenants set forth in Sections 6.01, 6.02(c), 6.02(e), 6.02(f), 6.02(h), 6.02(i), 6.02(j), 6.05(e), 6.06(b), 6.06(c)(i), 6.08(h), and 6.08(j) of the Credit Agreement, all of which financial data and computations are true, complete and correct.

6. Attached hereto as Attachment 3 is (i) a description of any change in the jurisdiction of organization or the name of any Borrower, (ii) a list of all Intellectual Property acquired by any Borrower, (iii) a list of all real property (including material leasehold interests) acquired by any

Borrower, and (iv) a description of each Person that has become a Wholly Owned Subsidiary of Holdings, in each case since the most recent Compliance Certificate was delivered (or in the case of the first Compliance Certificate so delivered, since the Closing Date).

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action that the Borrowers have taken, are taking, or propose to take with respect to each such condition or event or (ii) the change in GAAP or the application thereof and the effect of such change on the attached financial statements:

The foregoing certifications, together with the computations set forth in Attachment 2 and the Financial Statements delivered with this Certificate in support hereof, are made and delivered this      day of             , 201  .

USMD HOLDINGS, INC., as
Borrower Representative

By:
Name:
Title:

Attachment 1

to Compliance Certificate

Financial Statements

Attachment 2

to Compliance Certificate

For the Calendar Month/Fiscal Year ended             ,          (“Statement Date”)

Compliance with

Provisions of Section 6.01(a) of the Credit Agreement1

I.	Minimum Fixed Charge Coverage Ratio.

A.	EBITDA:

	Net Income for the twelve-month period ending on the Statement Date (the “Subject Period”)		$[ ]

	Plus	(without duplication and to the extent reflected as a charge in the statement of such Net Income for the Subject Period):

		Tax expense	$[ ]

		Interest Expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans)	$[ ]

		Depreciation and amortization expense	$[ ]

		Amortization of intangibles (including, but not limited to, goodwill)	$[ ]

		Any extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business)	$[ ]

		Any other non-cash charges	$[ ]

		Retention that has accrued and not been paid	$[ ]

		Accrued and unpaid executive compensation under the Deferred Executive Compensation Plan	$[ ]

[1]	To be determined as of the end of each Fiscal Quarter and each Fiscal Year.

	Minus	(to the extent included in the statement of such Net Income for the Subject Period):

		Any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Net Income for the Subject Period, gains on the sales of assets outside of the ordinary course of business)	$[ ]

		Any other non-cash income	$[ ]

Minus:

		All Retention Payments paid in cash	$[ ]

		All cash payments made pursuant to the Deferred Executive Compensation Plan	$[ ]

		The amount of all Special Capital Contributions made by Mat-Rx Development, L.L.C. to USMD Arlington pursuant to the USMD Arlington Partnership Agreement during the Subject Period	$[ ]

	EBITDA for Subject Period		$[ ]

B.	Fixed Charges:

Sum of (without duplication):

		Interest Expense for the Subject Period	$[ ]

		Scheduled payments during the Subject Period on account of principal of Indebtedness (other than Subordinated Debt) of the Borrowers or any of them (including scheduled principal payments in respect of the Term Loans, but excluding (i) any scheduled payment of principal in respect of Indebtedness of the CTC Entities, the Hospital Entities, or the Lithotripsy Entities, unless such payment is made by a Borrower, and (ii) the payment or prepayment of the Tranche C Term Loans required by Section 5 of the Amendment No. 4), minus any payments of principal and interest paid by the Borrower with respect to Indebtedness referred to in Section 6.02(k) of the Credit Agreement.	$[ ]

		Scheduled payments during the Subject Period on account of principal of Subordinated Debt that are paid in cash	$[ ]

	Fixed Charges for the Subject Period		$[ ]

C.	Fixed Charge Coverage Ratio:

	1.	All cash dividends and cash distributions, and all redemptions and repurchases of Equity Interests in cash, by any Borrower during the Subject Period (other than (x) dividends or distributions made to a Borrower and (y) the Deferred Comp Change of Control Payments)	$[ ]

	2.	All cash taxes paid by the Borrowers during the Subject Period	$[ ]

	3.	Aggregate amount actually paid by the Borrowers during the Subject Period on account of Capital Expenditures (excluding (i) the principal amount of Indebtedness (other than the Loans) incurred in connection with such expenditures but including payments of principal in respect of any such Indebtedness, (ii) any such expenditures financed with the proceeds of any Reinvestment Deferred Amount, and (iii) the aggregate amount of Capital Expenditures financed with proceeds of any Revolving Loans, up to a maximum aggregate amount of $1,500,000 in any Fiscal Year starting with Fiscal Year 2015)	$[ ]

	4.	Line C.1 plus Line C.2 plus Line C.3	$[ ]

	5.	EBITDA minus Line C.4	$[ ]

	6.	Fixed Charges	$[ ]

	7.	Fixed Charge Coverage Ratio (Line C.5 to C.6)	[ : ]

	8.	Fixed Charge Coverage Ratio must be greater than or equal to	:1.00

	9.	The Borrowers are in compliance (circle yes or no)	yes/no

Compliance with

Provisions of Section 6.01(c) of the Credit Agreement2

II.	Capital Expenditures.

1.	Capital Expenditures of the Borrowers for the Fiscal Year ending December 31, 20	$[ ]

2.	Capital Expenditures must not exceed the following amounts during the following periods:

	Fiscal Year Ending On	Maximum Capital Expenditures
	December 31, 2015	$15,000,000
	December 31, 2016	$6,000,000

3.	The Borrowers are in compliance (circle yes or no)	yes/no

[2]	To be determined as of the end of each Fiscal Year.

Compliance with

Provisions of Section 6.01(d) of the Credit Agreement3

III.	Maximum Senior Leverage Ratio.

A.	Consolidated Total Indebtedness at Statement Date	$[ ]

B.	Outstanding principal of Subordinated Debt at Statement Date	$[ ]

C.	Outstanding principal of Convertible Notes at Statement Date	$[ ]

D.	Outstanding principal amount of Tranche A Term Loans fully Cash Collateralized	$[ ]

E.	Outstanding principal amount of New USMD Arlington Credit Facility	$[ ]

F.	Consolidated Senior Indebtedness (Line III.A minus the sum of Lines III.B, III.C and III.D and III.E)	$[ ]

G.	EBITDA for the Subject Period (from I.A of this Attachment 2)	$[ ]

H.	Senior Leverage Ratio (ratio of Line III.F to Line III.G)	:1.00

I.	Senior Leverage Ratio must be less than or equal to	1.00 : 1.00

J.	The Borrowers are in compliance (circle yes or no)	yes/no

[3]	To be determined as of the end of each Fiscal Quarter and each Fiscal Year.

Compliance with provisions of Sections 6.02(c), 6.02(e), 6.02(f),

6.02(h), 6.02(i), 6.02(j), 6.05(e), 6.06(b), 6.06(c)(i), 6.08(h), and 6.08(j) of the Credit Agreement4

1.	Section 6.02(c)

	A.	Guarantee Obligations incurred by the Borrowers (i) in respect of any Indebtedness of any of the Borrowers otherwise permitted by this Section 6.02, (ii) with respect to the CTC Entities, in an aggregate amount, for all such entities, not to exceed at any time outstanding $2,000,000 in excess of the amounts then owing under the guarantee of existing Indebtedness by CTC Entities identified on Schedule 6.02(d) to the Credit Agreement (provided that, for purposes of the calculations under this Section 6.02(c), the amounts used as the amounts then owing under the guarantee of existing Indebtedness by CTC Entities identified on Schedule 6.02(d), shall reduce as such guaranteed Indebtedness is paid or reduced [and not thereafter increase after such reduction] and shall in no event exceed $1,086,715), and (iii) with respect to the Hospital Entities, in an aggregate amount, for all such entities, not to exceed at any time outstanding $3,000,000 in excess of the amounts then owing under the guarantees of existing Indebtedness by Hospital Entities identified on Schedule 6.02(d) to the Credit Agreement (provided that, for purposes of the calculations under this Section 6.02(c), the amounts used as the amounts then owing under the guarantees of existing Indebtedness by Hospital Entities identified on Schedule 6.02(d), shall reduce as such guaranteed Indebtedness is paid or reduced [and not thereafter increase after such reduction] and shall in no event exceed the portion of the Indebtedness guaranteed by Hospital Entities under Schedule 6.02(d), paragraphs 1 and 2)	$[ ]

	B.	Hospital Entities	$[ ]

	C.	CTC Entities	$[ ]

	D.	The Borrowers are in compliance (circle yes or no)	yes/no

2.	Section 6.02(e)

	A.	Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 6.03(g) in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding	$[ ]

[4]	To be determined as of the end of each calendar month (except for Section 6.05(e)).

	B.	The Borrowers are in compliance (circle yes or no)	yes/no

3.	Section 6.02(f)

	A.	Permitted Subordinated Debt	$[ ]

	B.	The Borrowers are in compliance (circle yes or no)	yes/no

4.		Section 6.02(h)

	A.	Additional unsecured Indebtedness of the Borrowers in an aggregate principal amount not to exceed $1,000,000	$[ ]

	B.	The Borrowers are in compliance (circle yes or no)	yes/no

5.	Section 6.02(i)

	A.	Guarantee Obligations and/or obligations as a co-obligor with respect to Indebtedness incurred by physicians in the ordinary course of business in connection with the commencement of their employment with a Borrower or any Affiliate of a Borrower, provided that such Guarantee Obligations shall not exceed $3,000,000 in the aggregate at any time outstanding	$[ ]

	B.	The Borrowers are in compliance (circle yes or no)	yes/no

6.	Section 6.02(j)

	A.	Mat-Rx Development, L.L.C. may guarantee the payment of not more than its pro rata share (subject to adjustment) of the principal of and interest the loans outstanding under the Amended and Restated Credit Agreement, dated as of September 18, 2015, among USMD Arlington, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent for such lenders	$[ ]

	B.	The Borrowers are in compliance (circle yes or no)	yes/no

7.	Section 6.05(e)

	A.	Disposition of other property (other than Equity Interests) having a fair market value not to exceed $500,000 in the aggregate for any Fiscal Year, provided that MX Centros de Cancer, de R.L., de C.V., Willowbrook Cancer Treatment Center, LLC, and Millennium Lithotripsy, LP may be dissolved	$[ ][5]

	B.	The Borrowers are in compliance (circle yes or no)	yes/no

[5]	For the Compliance Certificate delivered with the financial statements required by Section 5.01(a), insert actual amount for the Fiscal Year most recently ended.

8.	Section 6.06(b)

	A.	Restricted Payments by the Borrowers to Holdings to permit Holdings to purchase Holdings’ common stock or common stock options from present or former officers or employees of any Borrower upon the death, disability or termination of employment of such officer or employee, provided, that the aggregate amount of payments under this clause after the Closing Date (net of any proceeds received by Holdings after the Closing Date in connection with resales of any common stock or common stock options so purchased) shall not exceed $250,000	$[ ]

	B.	The Borrowers are in compliance (circle yes or no)	yes/no

9.	Section 6.06(c)(i)

	A.	Scheduled payments of principal and interest on Subordinated Debt to Dr. House and Dr. Thompson (and their permitted successors and assigns) made during the Subject Period	$[ ]

	B.	Scheduled payments of principal and interest on the Convertible Notes made during the Subject Period	$[ ]

	C.	The Borrowers are in compliance (circle yes or no)	yes/no

10.	Section 6.08(h)

	A.	Investments after the Closing Date by the Borrowers in Subsidiaries that are not Wholly Owned Subsidiaries, provided that the aggregate amount (valued at cost) of such Investments made after the Closing Date shall not exceed $1,000,000 per Fiscal Year	$[ ][6]

	B.	The Borrowers are in compliance (circle yes or no)	yes/no

11.	Section 6.08(j)

	A.	The total cash and non-cash consideration for Acquisitions pursuant to Section 6.08(j) shall not exceed during any Fiscal Year (1) in the case of cash consideration, $1,000,000, and (2) in the case of non-cash consideration, $5,000,000; provided that the non-cash consideration paid by or on behalf of any Borrower in connection with any Acquisition shall be limited to Equity Interests in Holdings

[6]	For the Compliance Certificate delivered with the financial statements required by Section 5.01(a), insert actual amount for the Fiscal Year most recently ended. Otherwise, insert the year to date amount as of the last day of the Fiscal Quarter most recently ended.

B.	Total cash consideration	$[ ][7]

C.	Total non-cash consideration	$[ ][8]

D.	The Borrowers are in compliance (circle yes or no)	yes/no

[7]	For the Compliance Certificate delivered with the financial statements required by Section 5.01(a), insert actual amount for the Fiscal Year most recently ended. Otherwise, insert the year to date amount as of the last day of the Fiscal Quarter most recently ended.
[8]	For the Compliance Certificate delivered with the financial statements required by Section 5.01(a), insert actual amount for the Fiscal Year most recently ended. Otherwise, insert the year to date amount as of the last day of the Fiscal Quarter most recently ended.

Attachment 3

to Compliance Certificate

Description of Change in

Jurisdiction of Organization, Name, any Intellectual Property Acquired, Etc